                                                              Exhibit 3(a)(ix)

                          CERTIFICATE OF ELIMINATION OF
                 SERIES A JUNIOR PARTICIPATING PREFERENCE STOCK
                                       OF
                             THE TURNER CORPORATION

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

            The Turner Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

            FIRST: That, pursuant to the authority conferred upon the Board of Directors by the General Corporation Law of the State of Delaware at a meeting of the Board of Directors of The Turner Corporation on August 14, 1998, resolutions were duly adopted setting forth the proposed elimination of the Series A Junior Participating Preference Stock as set forth herein:

            RESOLVED, that no shares of the Series A Junior Participating Preference Stock are outstanding and none will be issued.

            RESOLVED, that a Certificate of Elimination be executed, which shall have the effect when filed in Delaware of eliminating from the Corporation's Restated Certificate of Incorporation all references to the Series A Junior Participating Preference Stock.

            SECOND: None of the authorized shares of the of the Series A Junior Participating Preference Stock are outstanding and none will be issued.

            THIRD: In accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation is hereby amended to eliminate all reference to the Series A Junior Participating Preference Stock.

            IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 22nd day of September, 1998.


                                    /s/ Ellis T. Gravette
                                       --------------------------------
                                    Ellis T. Gravette, Jr.
                                      Chairman of the Board and
                                        Chief Executive Officer

Attest:


/s/ Sara J. Gozo
-----------------------
Sara J. Gozo
  Vice President and
    Secretary

                          CERTIFICATE OF ELIMINATION OF
                 SERIES A JUNIOR PARTICIPATING PREFERENCE STOCK
                                       OF
                             THE TURNER CORPORATION

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

            The Turner Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

            FIRST: That, pursuant to the authority conferred upon the Board of Directors by the General Corporation Law of the State of Delaware at a meeting of the Board of Directors of The Turner Corporation on August 14, 1998, resolutions were duly adopted setting forth the proposed elimination of the Series A Junior Participating Preference Stock as set forth herein:

            RESOLVED, that no shares of the Series A Junior Participating Preference Stock are outstanding and none will be issued.

            RESOLVED, that a Certificate of Elimination be executed, which shall have the effect when filed in Delaware of eliminating from the Corporation's Restated Certificate of Incorporation all references to the Series A Junior Participating Preference Stock.

            SECOND: None of the authorized shares of the of the Series A Junior Participating Preference Stock are outstanding and none will be issued.

            THIRD: In accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation is hereby amended to eliminate all reference to the Series A Junior Participating Preference Stock.

            IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this 22nd day of September, 1998.


                                       /s/ Ellis T. Gravette, Jr.
                                       --------------------------------
                                       Ellis T. Gravette, Jr.
                                        Chairman of the Board and
                                         Chief Executive Officer

Attest:


/s/ Sara J. Gozo
-----------------------
Sara J. Gozo
  Vice President and
    Secretary


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